Intangible Assets - Summary of Estimated Future Amortization Associated with Net Carrying Amount of Finite-Lived Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 30, 2012
Intangible Assets Gross Excluding Goodwill [Abstract]
2013	$ 1,292
2014	1,292
2015	1,292
2016	1,044
2017	967
Thereafter	5,912
Total amortization	$ 11,799